Exhibit16(5)

                          CENTENNIAL MONEY MARKET TRUST
                        Share Certificate (8-1/2" x 11")


I. FACE OF CERTIFICATE (All text and other matter lies within 8-5/16" x 10-5/8" decorative border, 5/16" wide)

         (upper left corner, box with heading: NUMBER [of shares]

         (upper right corner)  share certificate no.

         (upper right box with heading: CLASS A SHARES below cert. no.)

         (centered
         below boxes)               CENTENNIAL MONEY MARKET TRUST

                                                 A MASSACHUSETTS BUSINESS TRUST


         (at left)  THIS IS TO CERTIFY THAT       (at right) SEE REVERSE FOR
                                                  CERTAIN DEFINITIONS

                                                  (box with number)
                                                   CUSIP  151355104

         (at left)             is the owner of

         (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST OF

                  CENTENNIAL MONEY MARKET TRUST

                  (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                  (signature                 Dated:     (signature
                  at left of seal)                       at right of seal)

                  /s/ George C. Bowen                   /s/ Bridget A. Macaskill
                  ----------------------                ------------------------
                  TREASURER                             PRESIDENT

                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                          CENTENNIAL MONEY MARKET TRUST
                                      SEAL
                                      1979
                          COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed vertically)

                                          Countersigned
                           SHAREHOLDER SERVICES, INC.
                                         (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                                          Denver (CO)        Transfer Agent

                                          By ____________________________
                                                 Authorized Signature

II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                              as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian ___________
                                  (Cust)           (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                    (State)
Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto



PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)


----------------------------------------------------------------
   (Please print or type name and address of assignee)
-----------------------------------------------------
__________________________________________   Shares   of   beneficial   interest
represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                Signed: __________________________

                                --------------------------
                             (Both must sign if joint owners)

                             Signature(s) ___________________
                             guaranteed                 Name of Guarantor
                             by:               ______________________
                                                        Signature of
                                                        Officer/Title

(text printed            NOTICE: The signature(s) to this assignment must
vertically to            correspond with the name(s) as written upon the
right of above           face of the certificate in every particular
paragraph)               without alteration or enlargement or any change
                         whatever.

(text printed in         Signatures must be guaranteed by a financial
box to left of           institution of the type described in the current
signature(s))            prospectus of the Fund.


PLEASE NOTE: This document contains a watermark               OppenheimerFunds
when viewed at an angle.  It is invalid without               "four hands"
this watermark:                                               logotype

------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY